First Quarter 2024 Earnings Call April 30, 2024 Ammons compressor station Appalachia Gathering System phase 2 expansion

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of the Company's information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

First Quarter 2024 Accomplishments Strong financial performance First quarter 2024 net income of $97 million and Adjusted EBITDA1 of $245 million Reaffirming 2024 Adjusted EBITDA guidance range of $930 -$980 million Confident in 2025 Adjusted EBITDA early outlook of $980 -$1,040 million Successful development and construction activity Incremental expansion on Appalachia Gathering System and new expansion of Stonewall Gas Gathering (Stonewall) LEAP Gas Gathering (LEAP) Gillis Access interconnect in-service in March Haynesville Blue Union Carthage area connection in-service in mid-April LEAP Phase 3 expansion currently ahead of schedule; on-track for Q3 2024 in-service Ohio Utica System anchor customer ramping up drilling Advancing energy transition platform and ESG initiatives Class V test well drilling completed; on-track for 2H 2024 final investment decision Published 2024 Corporate Sustainability Report 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 3

First Quarter 2024 Financial Results Adjusted EBITDA1 (millions) segment % of total $239 $245 $156 65% $156 64% $83 35% $89 36% Q4 2023 Q1 2024 Pipeline Gathering Pipeline2 Higher firm revenue on LEAP offset by lower short-term revenue Gathering Lower overall expenses and increase in Ohio Utica System contribution 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. The terminology and asset categorization used here are for accounting purposes only and do not reflect on the jurisdictional status of any particular asset 4

Committed Growth Investment Summary

Continue to advance short-cycle growth investments

	Project	Expected in-service dates
Pipeline	Haynesville LEAP Gillis Access interconnect	**In-Service**
	Haynesville LEAP expansion – Phase 3	Q3 2024
	Stonewall to Mountain Valley Pipeline (MVP) expansion **(New)**	1H 2026
Gathering	Ohio Utica System – initial development	**In-Service**
	Haynesville Blue Union Carthage area connection	**In-Service**
	Appalachia Tioga Gathering expansion	Q2 2025
	Appalachia Gathering System expansion – Phase 3 **(Upsized)**	Q2 2025 – 1H 2026
	Haynesville Blue Union well pad expansion	Q2 2025

In-flight project updates

- Ohio Utica System initial development fully in-service
- New Stonewall expansion and interconnect with MVP
- Upsized the Appalachia Gathering Phase 3 expansion
- LEAP Phase 3 is currently ahead of schedule
- All other growth investments on track and on budget

DT Midstream

5

Disciplined Capital Investment Incremental committed capital remains within 2024 guidance and free cash flow Growth capex (millions) Committed New Commitments Pre-FID / Highly Probable Cash flow after dividends $300 -$375 $265-$295 Committed ~$140 Committed 2024 guidance1 2025 Flexible, short-cycle, capital investments Increased committed capital in 2024-2025 to reflect new organic projects reaching FID Capital investment program funded within free cash flow No change to 2024 capital guidance 1. Guidance range is net of a ~$20 million customer contribution 6

Strategic Appalachian Basin Expansion Provides new production outlet to growing Mid-Atlantic market Access to Midwest Markets MVP Interconnect Access to Mid-Atlantic Markets Third-party processing plant Third-party pipeline Upsizing Appalachia Gathering expansion and new Stonewall expansion Modifications to existing gathering contract unlock incremental value - Expected capital of ~$125 million over 2024-2025 funded within cash flow - Constructing new compression and interconnect with Mountain Valley Pipeline (MVP) - In-service expected 1H 2026 Offers access to new market Strong commercial structure Anchored by a 15-year contract with large investment-grade producer Total firm capacity of 350 MMcf/d Dedication and minimum volume commitment that protects project economics 7

Louisiana Carbon Capture and Sequestration

Class V test well completed in March – on track for 2H 2024 FID

Project timeline

Capital deployment	Period	Milestone
	Q4 2022	✓ Class VI well permit filing
		✓ Conducted 3D seismic survey
	Q2 2023	✓ Class V test well permit filing
		✓ Class V test well permit approved
	1H 2024	✓ **Drill Class V test well** (Completed March 2024)
		Evaluate Class V test well results — ***Current stage***
	2H 2024	Final investment decision
	YE 2024	Expected Class VI well permit approval
	2H 2026	★ Expected Phase 1 project in-service

Minimizing capital spend until we reach a final investment decision

Methodical project development approach

Disciplined storage site selection and stakeholder engagement

- ✓ Proximity to CO_2 source and favorable sequestration geology
- ✓ Early engagement of local community and Louisiana DENR[1] on key development activities

Continued progress toward FID with successful Class V test well

- ✓ Validated formation structure and completed injectivity tests
- ✓ Initial result assessments confirm original project assumptions
- ✓ Final analysis to be completed over next several months with third party experts
- ✓ Secured key storage rights
- ✓ Project remains on track for 2H 2024 FID

Leveraging over 50 years of storage and pipeline development and operations experience

1. Louisiana Department of Energy and Natural Resources

DT Midstream
8

Haynesville System LEAP Expansion Potential

Market fundamentals driving greater demand for wellhead to Gulf Coast markets access

Phase 3 LEAP expansion ahead of schedule and on budget to increase capacity from 1.7 Bcf/d to 1.9 Bcf/d

- Integrated gathering wellhead-to-water connectivity
- Project leverages recently expanded processing and entails incremental looping and compression
- Expansion is underpinned by a take-or-pay contract

In active discussions for additional expansions

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Targeting 200 - 400 MMcf/d for Phase 4 expansion

Haynesville System LEAP expansion potential ~4 Bcf/d


DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Lake Charles LNG
Cameron LNG
CP2
Port Arthur
Sabine Pass LNG
Golden Pass LNG
Calcasieu Pass
Henry Hub
Plaquemines
Delfin LNG

LEAP capacity (Bcf/d)

		In-service
Original	1.0	
Phase 1 expansion	0.3	Aug. 2023
Phase 2 expansion	0.4	Jan. 2024
Phase 3 expansion	0.2	Q3 2024
Phase 4 expansion (pre-FID)	0.2 - 0.4	2025/2026
Total	2.1 - 2.3	
Expansion potential	~4	

DT Midstream

9

Quarterly Financial Results Three months ended March 31, 2024 December 31, 2023 Key drivers (millions, except EPS) Adjusted EBITDA1 $245 $239 Pipeline segment $156 $156 Gathering segment $89 $83 Operating Earnings2 $97 $121 Deferred tax adjustment in Q4 2023 Operating EPS2 $0.99 $1.24 Distributable Cash Flow3 $227 $159 Cash interest payment in Q4 2023 Growth Capital4 $825 $1055 Maintenance Capital $7 $7 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 98 million shares outstanding -diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix 4. Includes contribution to equity method investees 5. Growth capital reflects total DT Midstream capital spend of $144 million less cash contribution from Ohio Utica customer of $39 million in Q4 2023 and total capital spend of $92 million less cash contributions from customers of $10 million in Q1 2024 10

DT Midstream Investment Thesis Pure play natural gas midstream portfolio Premium shareholder returns Strong organic growth Balance sheet strength 11

Appendix 12

Gathering Volume Summary Haynesville throughput Northeast throughput (bcf/d) Blue Union Gathering 1.63 1.53 1.60 1.56 1.52 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering Ohio Utica Gathering 1.36 1.39 1.39 1.53 1.54 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 13

2024/2025 Guidance Summary (millions, except EPS) Current Guidance 2024 Adjusted EBITDA1 $930 -$980 Operating Earnings2 $335 -$375 Operating EPS2 $3.43 -$3.83 Distributable Cash Flow3 $640 -$700 Capital Expenditures $330 -$415 Growth Capital4 $300 -$375 Maintenance Capital $30 -$40 2025 Adjusted EBITDA (early outlook) $980 -$1,040 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 98 million shares outstanding -diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix 4. Includes contribution to equity method investees; guidance range is net of a ~$20 million customer contribution 14

Strong Long-term Production Outlook in Both Basins Haynesville and Appalachia production are expected to experience significant growth over the next decade Historical production (bcf/d) Haynesville Appalachia 60 50 40 30 20 10 0 2018 2019 2020 2021 2022 2023 2024 DUC inventory1 Haynesville 412 662 764 784 Appalachia 630 840 810 820 Production forecast (bcf/d) Haynesville Appalachia +18 bcf/d 49 15 34 2023 67 27 40 2033 DT Midstream 1. Drilled but uncompleted (DUC) wells data reflects EIA publication released April 15, 2024 Sources: EIA, S&P Global Commodity Insights, & Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023 15

Executing a Leading ESG Program MSCI score in top tier of peer midstream companies MSCI Rating vs Top Tier Peers AAA AA A BBB BB B DTM Continuing to advance CCS opportunity in Louisiana Advancing hydrogen development opportunities with strategic partnership Transitioning to net zero GHG emissions with a goal to complete by 2050, including a 30% reduction by 2030 83% improvement in total recordable safety incident rate since 2020 Doubled the percentage of ethnically diverse leadership Community giving and volunteer hours per employee is leading among midstream peers Independent and diverse board Long-term incentive plans tied to total shareholder return Second highest possible governance rating (AA) from MSCI The use by DT Midstream of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of DT Midstream by MSCI. MSCI services and data are the property of MSCI or its information providers, and are provided 'as-is' and without warranty. MSCI names and logos are trademarks or service marks of MSCI. Link to full report: Corporate Sustainability Report 2024 16

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2024 or 2025 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. 17

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 18

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings - DT Midstream Consolidated Three Months Ended March 31, 2024 December 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $97 $ - $ - $97 $121 $ - $ - $121 Three Months Ended March 31, 2024 March 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $97 $ - $ - $97 $81 $ - $ - $81 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 19

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings per diluted share(2) - DT Midstream Consolidated Three Months Ended March 31, 2024 December 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $0.99 $ - $ - $0.99 $1.24 $ - $ - $1.24 Three Months Ended March 31, 2024 March 31, 2023 Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $0.99 $ - $ - $0.99 $0.84 $ - $ - $0.84 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding - Diluted, as noted on the Consolidated Statements of Operations 20

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $97 $121 $81 Plus: Interest expense 40 39 38 Plus: Income tax expense 31 2 39 Plus: Depreciation and amortization 50 49 43 Plus: EBITDA from equity method investees(1) 75 74 75 Less: Interest income (1) - Less: Earnings from equity method investees (46) (45) (50) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $245 $239 $225 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 (millions) Earnings from equity methods investees $46 $45 $50 Plus: Depreciation and amortization attributable to equity method investees 20 21 21 Plus: Interest expense attributable to equity method investees 9 8 4 EBITDA from equity method investees $75 $74 $75 21

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 Pipeline (millions) Net Income Attributable to DT Midstream $74 $93 $57 Plus: Interest expense 13 13 16 Plus: Income tax expense 24 3 28 Plus: Depreciation and amortization 18 19 16 Plus: EBITDA from equity method investees(1) 75 74 75 Less: Interest income (1) - Less: Earnings from equity method investees (46) (45) (50) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $156 $156 $141 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 (millions) Earnings from equity methods investees $46 $45 $50 Plus: Depreciation and amortization attributable to equity method investees 20 21 21 Plus: Interest expense attributable to equity method investees 9 8 4 EBITDA from equity method investees $75 $74 $75 22

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 Gathering (millions) Net Income Attributable to DT Midstream $23 $28 $24 Plus: Interest expense 27 26 22 Plus: Income tax expense 7 (1) 11 Plus: Depreciation and amortization 32 30 27 Adjusted EBITDA $89 $83 $84 23

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 Consolidated (millions) Net Income Attributable to DT Midstream $97 $121 $81 Plus: Interest expense 40 39 38 Plus: Income tax expense 31 2 39 Plus Depreciation and amortization 50 49 43 Less: Earnings from equity method investees (46) (45) (50) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Plus: Dividends and distributions from equity method investees 75 66 82 Less: Cash interest expense (10) (64) (6) Less: Cash taxes (2) (1) - Less: Maintenance capital investment(1) (7) (7) (3) Distributable Cash Flow $227 $159 $223 (1) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. 24